Pages where confidential treatment has been requested are stamped “Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission,” and places where information has been redacted have been marked with (***).

Exhibit10.22R

EIGHTEENTH AMENDMENT

TO THE

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

COMCAST CABLE COMMUNICATIONS MANAGEMENT, LLC

This eighteenth AMENDMENT (the “Amendment”) is made by and between CSG Systems, Inc. (“CSG”) and Comcast Cable Communications Management, LLC (“Customer”). The Effective Date of this Amendment is the date last signed below.  CSG and Customer entered into a certain CSG Master Subscriber Management System Agreement (CSG document #2501940) with an effective date of March 1, 2013 (the “Agreement”) and now desire to amend the Agreement in accordance with the terms and conditions set forth in this Amendment. If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control. Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement. Upon execution of this Amendment by the Parties, any subsequent reference to the Agreement between the Parties shall mean the Agreement as amended by this Amendment. Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

CSG and Customer agree to the following:

WHEREAS, CSG and Customer entered into that certain Fifteenth Amendment to the Agreement effective as of February 20, 2015 (CSG document number 2505239) (the “15th Amendment”) relating to CSG providing a new solution known as the “QA Refresh Solution;” and

WHEREAS, CSG and Customer agree to modify the services to be provided and to ****** *** ********* **** relating to the QA Refresh Solution as provided under the 15th Amendment.

NOW, THEREFORE, CSG and Customer agree to delete the 15th Amendment in its entirety and to restate the services and fees to be provided pursuant to the QA Refresh solution as follows:

1.

Customer has requested, and CSG has agreed to provide, a new solution commonly referred to as the “QA Refresh Solution,” which solution enables Customer to mirror production configuration and Connected Subscribers into designated test environments.

2.

As of April 1, 2014, Schedule F, Section IV. Ancillary Products and Services, Subsection A. Titled “Ancillary services for Non-Rated Video and Non-Rated High-Speed Data and Residential Voice Services” is hereby amended to add a new Subsection 8. titled “QA Refresh Solution,” as follows:

Description of Item/Unit of Measure	Frequency	Fee
8. Solution Support and Maintenance Fee (Note 1, 2, 3, 4, 5)	*******	$********

Note 1: Design, development, implementation services, lead times and fees for the initial deployment of the QA Refresh Solution are set forth in the delivered SOW (CSG document #2505232) to be covered under **-********** ***** or ****** ******* ********** ***** whichever is applicable.

Note 2: Solution Support and Maintenance will commence after the deployment of the QA Refresh Solution. The ******* Solution Support and Maintenance Fee is due to CSG ** ******* *** **** ***** the QA Refresh Solution is provided, with (i) the ***** ******* Solution Support and Maintenance Fee to be invoiced as of the date the QA Refresh Solution is made available by CSG to Customer in compliance with the QA Refresh Solution SOW (CSG document number 2505232) and available to customer and (ii) subsequent ******* Solution Support and Maintenance Fees to be invoiced as of the *********** **** of the date such initial deployment of QA Refresh Solution.  In consideration of Customer’s payment of the Solution Support and Maintenance Fee, Customer will receive standard support and maintenance of **** (*) new environments.  For clarification, CSG will invoice Customer for the period of ***** *, 2014 through ******** *, 2014 in one invoice and ******* thereafter. Refreshing the environments will be covered by a separate SOW.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Note 3:  Notwithstanding the limitation in Section 3.4(d) of the Agreement to utilize ****** ******* ********** for *********** ******** ******** ** **** ******** ********** ** ****, the parties agree after **** *, 2014 that ****** ******* ********** (to the extent available due to lack of use or amendment to the Agreement) may be ******** ** ******* *** ******* Solution Support and Maintenance Fee due for the QA Refresh Solution.  Customer acknowledges that the use and application of ****** ******* ********** is strictly limited to satisfaction of the Solution Support and Maintenance Fee (and, if and as specified in an SOW or LOA, additional Solution Support *****) for the QA Refresh Solution, and ****** ******* ********** may not be applied against any future enhancement or changes to the QA Refresh Solution or any other Product or Service provided or performed by CSG absent an agreement duly executed by each of Customer and CSG.  For clarification, in the event the Parties amend the Agreement to no longer provide for ****** ******* **********, Customer shall pay the ******* Solution Support and Maintenance Fee as provided herein.  In the event the foregoing occurs subsequent to the date of the first ****** payment of ******* fees, Customer shall be responsible for payment of the ******* fees on a prorated basis from the effective date of an amendment of the ****** ******* ********** terms.

Note 4:  Provided ****** ******* ********** is available as of the invoice of the ******* Solution Support and Maintenance Fee, after **** *, 2014 ****** ******* ********** (as available pursuant to Section 3.4(b) of the Agreement) will be applied against and be deemed to pay the Solution Support and Maintenance Fee as of such invoice date.  In the event the ****** ******* ********** is amended during the Term of the Agreement, the current Solution Support and Maintenance Fee (subject to Note 6) will utilize **** ******** (*****) ****** ******* ********** *****.  If ****** ******* ********** is not available at the time the Solution Support and Maintenance Fee is deemed invoiced as per Note 3 above (i.e., Customer has otherwise fully utilized ****** ******* ********** amounts received by CSG for the current ******** **** as of the invoice date or the Parties have amended the Agreement removing the provision and requirements of ****** ******* **********), then Customer shall pay CSG the amount of any such shortfall.  If such shortfall occurs in any ***** other than the **** ***** of a ******** ****, the ********* ****** **** ** ******** ***** ** ****** ** ******* ******* ** *** **** ****** ******* ********** ******* payment, and Customer’s next ******* ****** ******* ********** payment shall be reduced by the amount of such prior *****’* additional payment.  If, however, such shortfall occurs in the **** ***** of a ******** ****, the additional amount paid by Customer shall be deemed a cash payment by Customer in partial satisfaction of the Solution Support and Maintenance Fee, and shall not be applied against or reduce any ****** ******* ********** due and payable for the **** ******** ****.  If as of any invoice date of the Solution Support and Maintenance Fee (and/or any overage fees per Note 3 above) ****** ******* ********** has been terminated in accordance with the Agreement, Customer agrees to pay all invoiced fees in accordance with Section 5.2 of the Agreement.  For clarification, in the event the Parties amend the Agreement to no longer provide for ****** ******* **********, Customer shall pay the ******* Solution Support and Maintenance Fee as provided herein.  In the event the foregoing occurs subsequent to the date of the ***** ****** payment of ******* fees, Customer shall be responsible for payment of the ******* fees on a prorated basis from the effective date of an amendment of the ****** ******* ********** terms.

Note 5:  The fees set forth in the fee table above are subject to increase pursuant to Section 5.4, Adjustment to Fees, of the Agreement.

The fee change described in the Eighteenth Amendment will become effective in the month following the Effective Date of the Eighteenth Amendment.

IN WITNESS WHEREOF the parties hereto have caused this Amendment to be executed by their duly authorized representatives.

COMCAST CABLE COMMUNICATIONS MANAGEMENT, LLC (“CUSTOMER”)	CSG SYSTEMS, INC. (“CSG”)
By: /s/ Jeur Abein	By: /s/ Joseph T. Ruble
Name: Jeur Abein	Name: Joseph T. Ruble
Title: Senior Vice President Procurement	Title: EVP, CAO & General Counsel
Date: 10-7-2015	Date: 5 Oct 2015